Western Union Fourth Quarter 2010 Earnings Webcast & Conference Call February 1, 2011 Exhibit 99.2

Mike Salop Senior Vice President, Investor Relations * * * * * *

Safe Harbor
This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These
statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,” “intends,”
“anticipates,” “believes,” “estimates,” “guides,” “provides guidance,” “provides outlook” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are intended to identify such forward-looking statements. Readers of this press release by The Western Union
Company (the “Company,” “Western Union,” “we,” “our” or “us”) should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the Risk Factors section and throughout the Annual Report on Form 10-K for the year ended December 31, 2009.
The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.
Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: changes in immigration laws, patterns and other factors related to migrants; our ability to adapt technology in response to changing industry and consumer needs or trends; our failure to develop and introduce new products, services and enhancements, and gain market acceptance of such products; the failure by us, our agents or subagents to comply with our business and technology standards and contract requirements or applicable laws and regulations, especially laws designed to prevent money laundering, terrorist financing and anti-competitive behavior, and/or changing regulatory or enforcement interpretations of those laws; failure to comply with the settlement agreement with the State of Arizona; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules promulgated there-under; changes in United States or foreign laws, rules and regulations including the Internal Revenue Code of 1986, as amended, and governmental or judicial interpretations thereof;
changes in general economic conditions and economic conditions in the regions and industries in which we operate; adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents or clients, or the value of, or our ability to recover our investments or amounts payable to us; political conditions and related actions in the United States and abroad which may adversely affect our businesses and economic conditions as a whole; interruptions of United States government relations with countries in which we have or are implementing material agent contracts; our ability to resolve tax matters with the Internal Revenue Service and other tax authorities consistent with our reserves; mergers, acquisitions and integration of acquired businesses and technologies into our company, and the realization of anticipated financial benefits from these acquisitions; changes in, and failure to manage effectively exposure to, foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our regulators worldwide; our ability to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place; failure to implement agent contracts according to schedule; deterioration in consumers’ and clients’ confidence in our business, or in money transfer providers generally; failure to manage credit and fraud risks presented by our agents, clients and consumers or non-performance by our banks, lenders, other financial services providers or insurers; any material breach of security of or interruptions in any of our systems; adverse rating actions by credit rating agencies; liabilities and unanticipated developments resulting from litigation and regulatory investigations and similar matters, including costs, expenses, settlements and judgments;  failure to compete effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other money transfer services providers, including telecommunications providers, card associations, card-based payment providers and electronic and internet providers; our ability to protect our brands and our other intellectual property rights; our failure to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; cessation of various services provided to us by third-party vendors; changes in industry standards affecting our business; changes in accounting standards, rules and interpretations; our ability to attract and retain qualified key employees and to manage our workforce successfully; significantly slower growth or declines in the money transfer market and other markets in which we operate;
adverse consequences from our spin-off from First Data Corporation; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries; decisions to change our business mix;
catastrophic events; and management’s ability to identify and manage these and other risks.

Hikmet Ersek President & Chief Executive Officer * * * * * *

Q4 Highlights
Total revenue increased 3%, or 5% constant currency
C2C revenue grew 5% constant currency
Revenue growth rates improved in each region
Domestic money transfer revenue increased 7%
Bill Payments revenue decline moderated
Business Solutions revenue grew to $30 million

Strong Finish to 2010
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

Expectations for 2011
Constant currency revenue growth range 3% to 4%
Share gains in cross border remittances
Strong growth in Electronic Channels
Revenue declines to moderate in Bill Payments
Mid-teens revenue growth in Business Solutions
Operating margin expansion
Strong cash flow generation and deployment
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

1. Grow Retail Channels
2. Expand Electronic Channels
3. Develop Product Portfolio
4. Improve Process and Productivity

Strategic Priorities 7 Strategy in place Focused on execution

Strategic Priorities
Long-term, demographic data suggest
growth in new migrant flows
Cash-to-cash share of market has
been increasing
WU network expansion can drive
incremental growth
New consumer opportunities exist
Grow Retail Channels

9 Strategic Priorities Leverage retail network, brand, compliance, infrastructure More choice for consumers New consumers Coordinated offerings, strategies Expand Electronic Channels

WESTERN UNION | yes!

MoneyWise
MoneyWise
VISA
Gold Card
Gold Card
VISA

WESTERN UNION
business solutions

Strategic Priorities
Develop Product Portfolio
Prepaid
Fast-growing, global market
Additional service to new and existing consumers
Business Solutions
Large, fragmented market
Serving the underserved small and medium sized
enterprises

11 Strategic Priorities Improve Processes and Productivity Faster decision making, closer to consumers and agents More efficient organization Margin focus through constant improvement

Scott Scheirman Executive Vice President & Chief Financial Officer * * * * * *

($ in millions)

$1,314
$26
$250
$1,038
Q4 2009
$1,357
$31
$268
$1,058
Q4 2010
Transaction Fee
Foreign Exchange
Other

Q4 Revenue

Consolidated revenue up 3%,
or up 5% constant currency
adjusted
Transaction fees increased
2%
Foreign exchange revenue
increased 7%
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

C2C Remittance Trends
C2C Revenue growth 3%, or 5%
constant currency
Total Q4 Western Union cross-
border principal of $18 billion
Increased 6% on reported basis
Increased 7% constant currency
Principal per transaction
Declined 3% on reported basis
Declined 1% constant currency

+9%
C2C Transactions
(millions)
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

Consumer-to-Consumer

Revenue Transactions
Q4 2010
(1)% 6%
Europe, Middle East, Africa, S. Asia
44% of Western Union revenue
EMEASA constant currency revenue increased
Continued constant currency revenue growth in U.K., Germany and
Russia
Gulf States returned to positive transaction and revenue growth

Revenue
Transactions
Americas 7% 11%
32% of Western Union revenue
U.S. Domestic repositioning driving new business
Domestic money transfer revenue growth 7% and transaction growth 29%
Continued solid U.S. Outbound performance
Mexico 3% transaction and revenue growth
Q4 2010
Consumer-to-Consumer

17 Revenue Transactions Asia Pacific 14% 14% 9% of Western Union revenue China grew transactions 7% and revenue 6% Philippines & Australia performing well Q4 2010 Consumer-to-Consumer

C2C Transaction and Revenue Growth

Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
9%
5%
3%
Transaction
Growth
Price Reductions Mix Constant
Currency
Revenue Growth
Currency Impact Reported
Revenue Growth
Q4 2010

Global Business Payments

Revenue Transactions
Global Business Payments 0% 6%
13% of Western Union revenue
$30 million Business Solutions (Custom House) revenue
Continued challenges in U.S. bill payments
Q4 2010

Electronic Channels & Prepaid Q4 Highlights
Westernunion.com
50% transaction growth in international markets
Added transaction sites in Denmark, Finland and Poland
Account-based money transfer
Over 40% transaction growth
40 banks globally
Mobile
12 agreements in place
Over 80,000 locations enabled for cash-to-mobile in 48 countries
Prepaid
Over 890,000 prepaid cards-in-force at year-end
Full year, $350 million principal loaded through 1.5 million loads

24.2%
23.7%
Q4 2009
Q4 2010

24.2%
24.5%
Q4 2009
Q4 2010 (1)

Operating Margin – Q4
Operating margin excluding
restructuring, +30 basis points
Note: See appendix for reconciliation of Non-GAAP to GAAP measures
GAAP
Excluding
Restructuring
(1) Q4 2010 consolidated operating margin excludes restructuring charges

25.2%
25.0%
FY 2009
FY 2010

26.6%
26.2%
FY 2009 (1)
FY 2010 (2)

Operating Margin – Full Year
Note: See appendix for reconciliation of Non-GAAP to GAAP measures
GAAP
Excluding
Items
(1) FY 2009 consolidated operating margin excludes settlement accrual
(2) FY 2010 consolidated operating margin excludes restructuring charges
Operating margin excluding
restructuring and settlement
accrual
• (40) basis points
• Increased investment
• Acquisition amortization
• Lower marketing spend
• Operating efficiencies

Q4 EPS

Reserve International Liquidity Fund - $6 million benefit to other income/expense
Tax rate benefit from cumulative adjustments
Q4 EPS $0.37 or $0.38 excluding restructuring expenses
Note: See appendix for reconciliation of Non-GAAP to GAAP measures

25.7%
27.0%
27.3%
28.4%
Q4 2009
Q4 2010
FY 2009
FY 2010

C2C Operating Margin
C2C 84% of total company
revenue for full year 2010
Operating Margin
Q4 10, +130 basis points YoY
• Revenue growth
• Lower marketing spend
FY 2010, +110 basis points YoY
• Lower marketing spend

Q4
19.6%
13.3%
2009
2010
GAAP
25.5%
21.0%
2009
2010
Excluding
Business Solutions
Full Year
24.9%
17.0%
2009
2010
GAAP
26.9%
23.9%
2009
2010
Excluding
Business Solutions

Global Business Payments
Operating Margin
Note: See appendix for reconciliation of Non-GAAP to GAAP measures
GBP 14% of total company
revenue for full year 2010
Operating margin declined YoY
Revenue declines and mix
shifts in U.S. bill payments
Higher Business Solutions
investments
Full year of Business Solutions
amortization

Financial Strength
Full Year
Cash Flow from Operations Excluding Tax Deposit $1.2 billion
Refundable IRS Tax Deposit ($250) million
GAAP Cash Flow from Operations $994 million
Capital Expenditures $114 million
Stock Repurchases $584 million
Dividends Paid $165 million
Cash Balance, December 31, 2010 $2.2 billion
Debt Outstanding, December 31, 2010 $3.3 billion
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

2011 Outlook

Key Revenue Drivers
Stronger C2C revenue growth
Moderating Bill Payments declines
Mid-teens revenue growth from Business Solutions
Operating Income Margins expected to expand
Pre-tax Restructuring:
Expenses approximately $50 million
Savings approximately $50 million
Tax rate of approximately 24% to 25%

2011 Outlook

Constant currency revenue in the range of 3% to 4%
GAAP revenue growth similar to constant currency
GAAP operating margin of approximately 26%
Operating margin of approximately 27%, excluding restructuring expenses
GAAP EPS of $1.41 to $1.46
EPS excluding restructuring charges of $1.47 to $1.52
GAAP cash flows from operating activities of $1.2 billion to $1.3 billion
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

Questions & Answers * * * * * *

Appendix Fourth Quarter 2011 Earnings Webcast & Conference Call February 1, 2011 30

Western Union's management believes the non-GAAP measures presented provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods. These non-GAAP measurements include revenue change constant currency adjusted, revenue change constant currency adjusted excluding Western Union Business
Solutions, operating income margin and earnings per share excluding restructuring expenses, 2009 operating income margin and earnings per share excluding the settlement accrual, 2010 cash flow from operations excluding the refundable tax deposit, consumer-to-
consumer segment revenue change constant currency adjusted, consumer-to-consumer segment principal per transaction change constant currency adjusted, consumer-to-
consumer cross-border principal change constant currency adjusted, Global Business
Payments operating income margin excluding Western Union Business Solutions, 2011 earnings per share outlook excluding restructuring expenses, and 2011 operating income margin outlook excluding restructuring expenses.
A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures is included below.
Non-GAAP Measures

Reconciliation of Non-GAAP Measures

4Q09 FY2009 1Q10 2Q10 3Q10 4Q10 FY2010
Consolidated Metrics
Revenues, as reported (GAAP) 1,314.0 $        5,083.6 $        1,232.7 $        1,273.4 $        1,329.6 $        1,357.0 $           5,192.7 $
Foreign currency translation impact (a)
(32.4)                119.5              (20.0)                16.1                 22.2                 18.5                    36.8
Revenues, constant currency adjusted 1,281.6 $        5,203.1 $        1,212.7 $        1,289.5 $        1,351.8 $        1,375.5 $           5,229.5 $
Reversal of Western Union Business Solutions revenues, including foreign currency translation impacts (b) (22.9)                (30.8)                (25.6)                (28.5)                (26.8)                (29.4)                   (110.3)
Revenues, constant currency adjusted, excluding Western Union Business Solutions 1,258.7 $        5,172.3 $        1,187.1 $        1,261.0 $        1,325.0 $        1,346.1 $           5,119.2 $
Prior year revenues, as reported (GAAP) 1,291.6 $        5,282.0 $        1,201.2 $        1,254.3 $        1,314.1 $        1,314.0 $           5,083.6 $
Prior year revenues, excluding Western Union Business Solutions N/A N/A N/A N/A 1,306.2 $        1,291.1 $           5,052.8 $
Revenue change, as reported (GAAP) 2% (4)% 3% 2% 1% 3% 2%
Revenue change, constant currency adjusted (1)% (1)% 1% 3% 3% 5% 3%
Revenue change, constant currency adjusted, excluding Western Union Business Solutions (3)% (2)% (1)% 1% 1% 4% 1%
Operating income, as reported (GAAP) 318.6 $           1,282.7 $        315.8 $           311.0 $           351.2 $           322.1 $               1,300.1 $
Reversal of settlement accrual (c) N/A 71.0                 N/A N/A N/A N/A N/A
Reversal of restructuring and related expenses (d) N/A N/A N/A 34.5                 14.0                 11.0                    59.5
Operating income, excluding settlement accrual and restructuring 318.6 $           1,353.7 $        315.8 $           345.5 $           365.2 $           333.1 $               1,359.6 $
Operating income margin, as reported (GAAP) 24.2% 25.2% 25.6% 24.4% 26.4% 23.7% 25.0%
Operating income margin, excluding settlement accrual and restructuring N/A 26.6 % N/A 27.1% 27.5% 24.5% 26.2%
Net income, as reported (GAAP) 223.7 $           848.8 $           207.9 $           221.0 $           238.4 $           242.6 $               909.9 $
Reversal of settlement accrual, net of income tax benefit (c) N/A 53.9                 N/A N/A N/A N/A N/A
Reversal of restructuring and related expenses, net of income tax benefit (d) N/A N/A N/A 22.4                 9.5                   7.4                      39.3
Net income, settlement accrual, and restructuring adjusted 223.7 $           902.7 $           207.9 $           243.4 $           247.9 $           250.0 $               949.2 $
Diluted earnings per share ("EPS"), as reported (GAAP) ($ - dollars) 0.32 $              1.21 $              0.30 $              0.33 $              0.36 $              0.37 $                 1.36 $
Impact from restructuring and related expenses, net of income tax benefit (d) ($ - dollars) N/A N/A N/A 0.03                 0.01                 0.01                    0.06
Diluted EPS, restructuring adjusted ($ - dollars) 0.32 $              1.21 $              0.30 $              0.36 $              0.37 $              0.38 $                 1.42 $
Impact from settlement accrual, net of tax benefit (c) ($ - dollars)
N/A 0.08                 N/A N/A N/A N/A N/A
Diluted EPS, settlement accrual adjusted ($ - dollars) 0.32 $              1.29 $              0.30 $              0.36 $              0.37 $              0.38 $                 1.42 $
Diluted weighted-average shares outstanding 693.2              701.0              684.2              671.6              661.3              658.4                  668.9
Cash flow from operations, as reported (GAAP) 260.1 $           1,218.1 $        74.4 $              251.7 $           383.8 $           284.5 $               994.4 $
Reversal of refundable IRS tax deposit (e) N/A N/A 250.0              N/A N/A N/A 250.0
Cash flow from operations, tax deposit adjusted 260.1 $           1,218.1 $        324.4 $           251.7 $           383.8 $           284.5 $               1,244.4 $

Reconciliation of Non-GAAP Measures

4Q09 FY2009 1Q10 2Q10 3Q10 4Q10 FY2010
Consumer-to-Consumer Segment
Revenues, as reported (GAAP) 1,113.7 $        4,300.7 $        1,030.2 $        1,073.1 $        1,128.3 $        1,151.8 $           4,383.4 $
Foreign currency translation impact (a)
(36.2)                101.3               (21.9)                15.0                 21.2                 18.0                    32.3
Revenues, constant currency adjusted 1,077.5 $        4,402.0 $        1,008.3 $        1,088.1 $        1,149.5 $        1,169.8 $           4,415.7 $
Prior year revenues, as reported (GAAP) 1,094.3 $        4,471.6 $        1,003.7 $        1,065.5 $        1,117.8 $        1,113.7 $           4,300.7 $
Revenue change, as reported (GAAP) 2% (4)% 3% 1% 1% 3% 2%
Revenue change, constant currency adjusted (2)% (2)% 0% 2% 3% 5% 3%
Principal per transaction, as reported ($ - dollars) 365 $               363 $               357 $               351 $               355 $               356 $                  355 $
Foreign currency translation impact (a) ($ - dollars) (14) 12 (11) 2 7 5 1
Principal per transaction, constant currency adjusted  ($ - dollars) 351 $               375 $               346 $               353 $               362 $               361 $                  356 $
Prior year principal per transaction, as reported  ($ - dollars) 372 $               392 $               358 $               358 $               371 $               365 $                  363 $
Principal per transaction change, as reported (2)% (7)% 0% (2)% (4)% (3)% (2)%
Principal per transaction change, constant currency adjusted (6)% (5)% (3)% (2)% (3)% (1)% (2)%
Cross-border principal, as reported ($ - billions) 17.1 $              65.0 $              16.1 $              16.8 $              17.6 $              18.1 $                 68.6 $
Foreign currency translation impact (a) ($ - billions)
(0.7)                  2.0                   (0.5)                  0.1                   0.4                   0.3                      0.3
Cross-border principal, constant currency adjusted ($ - billions) 16.4 $              67.0 $              15.6 $              16.9 $              18.0 $              18.4 $                 68.9 $
Prior year cross-border principal, as reported ($ - billions) 16.6 $              67.1 $              15.0 $              15.9 $              17.0 $              17.1 $                 65.0 $
Cross-border principal change, as reported 3% (3)% 7% 6% 4% 6% 6%
Cross-border principal change, constant currency adjusted (1)% 0% 4% 7% 6% 7% 6%

Reconciliation of Non-GAAP Measures

4Q09 FY2009 1Q10 2Q10 3Q10 4Q10 FY2010
Global Business Payments Segment
Operating income, as reported (GAAP) 35.7 $              171.9 $           37.6 $              33.8 $              27.0 $              24.1 $                 122.5 $
Reversal of Western Union Business Solutions operating loss (b)
4.9                   6.2                   3.1                   4.6                   8.3                   7.7                      23.7
Operating income, excluding Western Union Business Solutions 40.6 $              178.1 $           40.7 $              38.4 $              35.3 $              31.8 $                 146.2 $
Operating income margin, as reported (GAAP) 19.6% 24.9% 20.7% 18.9% 15.1% 13.3% 17.0%
Operating income margin, excluding Western Union Business Solutions 25.5% 26.9% 26.1% 25.5% 23.2% 21.0% 23.9%

Reconciliation of Non-GAAP Measures

2011 EPS Outlook
EPS guidance (GAAP) ($ - dollars) 1.41 $            1.46 $
Impact from restructuring and related expenses, net of income tax benefit (d) ($ - dollars) 0.06 0.06
EPS guidance, restructuring adjusted ($ - dollars) 1.47 $            1.52 $
2011 Operating Income Margin Outlook
Operating income margin (GAAP) 26.0%
Impact from restructuring and related expenses (d) 1.0%
Operating income margin, restructuring adjusted 27.0%
Range

Footnote explanations

(a) Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.  In addition, to compute constant currency earnings per share, the Company assumes the impact of fluctuations in foreign currency derivatives not designated as hedges and the portion of fair value that is excluded from the measure of effectiveness for those contracts designated as hedges was consistent with the prior year.
(b) Represents the incremental impact including the impact from fluctuations in exchange rates, when applicable, of Western Union
Business Solutions on consolidated revenue.  Also, represents the incremental impact of Western Union Business Solutions on Global
Business Payments segment operating income.
(c) Accrual for an agreement to resolve the Company's disputes with the State of Arizona and certain other states and to fund a multi-state not-for-profit organization focused on border safety and security ("settlement accrual"). This item has been included in the selling, general and administrative expense line of the consolidated statements of income, and was not allocated to the segments.
(d) Restructuring and related expenses consist of direct and incremental expenses including the impact from fluctuations in exchange rates associated with restructuring and related activities, consisting of severance, outplacement and other employee related benefits; facility closure and migration of the Company's IT infrastructure; and other expenses related to the relocation of various operations to new or existing Company facilities and third-party providers, including hiring, training, relocation, travel, and professional fees. Also included in the facility closure expenses are non-cash expenses related to fixed asset and leasehold improvement write-offs and the acceleration of depreciation. Restructuring and related expenses were not allocated to the segments.
(e) The Company made a $250 million refundable tax deposit with the IRS in first quarter 2010.